SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 19, 2001

                                 CELLPOINT INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       0-25205               52-2032380
----------------------------- ----------------------- -------------------------
(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


                 3000 Hillswood Drive, Hillswood Business Park,
                       Chertsey, Surrey KT16 ORS, England
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: 011 44 1932 895 310
                                                    -------------------


  ----------------------------------------------------------------------------
           Former name or former address, if changed since last report

ITEM 5.  OTHER EVENTS.

Background of Financing Transactions and Litigation with Castle Creek Technology Partners LLC

         The Company is party to a Securities Purchase Agreement, dated December 6, 2000, with Castle Creek Technology Partners LLP ("Castle Creek"), pursuant to which the Company issued $10,000,000 principal amount of its convertible notes (the "Notes") to Castle Creek with a scheduled maturity date of September 30, 2002, a Stock Purchase Warrant, dated December 6, 2000, entitling Castle Creek to purchase additional shares of the Company's common stock, and a related Registration Rights Agreement, dated December 6, 2000, providing for registration with the Securities and Exchange Commission ("SEC") of the shares of common stock owned by Castle Creek and issuable pursuant to said convertible notes and stock purchase warrant for resale.

         On July 25, 2001, Castle Creek and the Company entered into a Note Purchase, Modification and Forbearance Agreement, pursuant to which a payment was made to Castle Creek, and the Notes were to be repurchased in full by October 23, 2001 for a specified amount. On July 25, 2001, in connection with the restructuring of the December 2000 Securities Purchase Agreement, the Company issued to Castle Creek a five-year warrant to purchase 500,000 shares of common stock of the Company, at an initial exercise price of $3.14 per share and exercisable on July 25 2002(the "July 2001 Warrant").

         The Company's agreements with Castle Creek were further restructured pursuant to an Amendment, dated September 26, 2001, to the July 2001 Note Purchase, Modification and Forbearance Agreement, which involved, inter alia, a further payment by the Company on account of the principal amount of the Notes and the extension of the due date of the Notes to October 1, 2002.

         On October 31, 2001, the Company filed a registration statement on Form S-3 with the SEC which registered, inter alia, 600,000 shares of common stock for resale by Castle Creek (120% of the 500,000 shares initially issuable upon exercise of the July 2001 Warrant).

         On November 8, 2001, Castle Creek filed a lawsuit against the Company (the "Castle Creek Litigation") in the U.S. District Court for the Southern District of New York seeking the Court's ruling, inter alia, as to the operation of the anti-dilution provisions of the July 2001 Warrant, an order of the Court compelling the Company to register in an amendment to the Company's registration statement on Form S-3 filed with the Securities and Exchange Commission on October 31, 2001, an aggregate of 120% of the number of shares purchasable upon exercise of the July 2001 Warrant, that the Company pay Castle Creek the "Default Amount" under its outstanding Notes with Castle Creek, and entry of judgment confessed by the Company in the amount of $10 million, less any principal amounts on the Notes paid prior to entry of judgment, plus interest at the rate of 15% per annum from December 6, 2000, and a $2,000,000 penalty.

         The Company was served with the complaint on November 15, 2001. On December 13, 2001, Castle Creek filed an amended complaint requesting, inter alia, preliminary and permanent injunctive relief as to operation of the exercise price and number of underlying shares adjustments contained in the July 2001 Warrant, amendment of the Company's registration statement to include additional shares underlying the July 2001 Warrant and compelling the Company to perform requested conversion of the Notes (the conversion notice for which was withdrawn in connection with the Stipulation and Order discussed below), and certain other relief consistent with relief requested in the original complaint.

December 19, 2001 Stipulation and Order between the Company and Castle Creek

         On December 19, 2001, the Company and Castle Creek entered into a Stipulation and Order, to be filed with the Court, providing that Castle Creek agreed to stay prosecution of this case, and no defaults shall be deemed to exist under any of the Company's agreements or instruments with Castle Creek as a result of events disclosed in the complaint or otherwise known to Castle Creek as of the date of the parties' execution of the Stipulation and Order, until February 28, 2002, provided that the Company is in compliance with the Stipulation and Order and provided further that the Company does not breach its agreements and instruments with Castle Creek subsequent to the date of the execution of the Stipulation and Order.

         In the event the Company timely makes the required prepayments on the Notes of $200,000 by January 31, 2002, and an additional $550,000 by February 28, 2002, and at the time of making the required payment on February 28, 2002, the Company is in compliance with all other provisions of the Stipulation and Order and all other agreements or instruments with Castle Creek, then Castle Creek will dismiss the amended complaint with prejudice. The Company is also required to make prepayments of the Notes by the next business day after the closing of each financing after the date of the parties' execution of the Stipulation and Order in an amount equal to 25% of the gross proceeds of each such financing; provided, that the maximum aggregate amount of prepayments that the Company is required to make under the Stipulation and Order prior to October 1, 2002 is $3,000,000.

         The July 2001 Warrant was amended to provide for an exercise price per share of $1.20, subject to further adjustment under the Warrant; however, the number of shares that Castle Creek is entitled to purchase under the July 2001 Warrant was fixed at 1,500,000 (subject to adjustments for stock splits, stock dividends and combinations of shares, and like events, but not subject to adjustment due to a decrease in the exercise price of the Warrant). Procedures clarifying the manner of calculating the adjustments to the exercise price of the July 2001 Warrant were incorporated in the Stipulation and Order. The July 2001 Warrant was amended to become exercisable immediately as to 50% of the July 2001 Warrant shares and exercisable as to the balance on July 25, 2002 (or earlier upon certain breaches as specified in the July 2001 Warrant). The Stipulation and Order provides that the cashless exercise provisions of the July 2001 Warrant shall not be utilized unless, at the time of the applicable exercise, a registration statement registering the shares issuable upon exercise of the July 2001 Warrant is not effective and available for use without further amendment or supplement.

         The adjusted exercise price of CellPoint's Stock Purchase Warrant to purchase 210,526 shares of Common Stock issued December 6, 2000 to Castle Creek (the "December 2000 Warrant") was fixed at $7.75, subject to further adjustment as provided in the December 2000 Warrant.

         For other than monetary defaults or bankruptcy, the Stipulation and Order provides for a cure period of 10 days following written notice by Castle Creek of the default (provided that the Company has made appropriate timely disclosure of the relevant facts in accordance with applicable legal and contractual obligations). Failure to make the $200,000 and $550,000 payments or the acquisition of the Company do not result in an increase in the amount due under the Notes by $2,000,000 as is provided for other material defaults in the agreements governing the Notes; however, if the full required prepayment of $750,000 is not made by February 28, 2002, the amount of such payment as to which the Company is in default would be doubled and would accrue interest at the rate of twelve (12%) percent commencing February 28, 2002.

         If there were a "change in control" of the Company prior to October 1, 2002, the Company would have to pay the full repurchase price for the Notes specified in the September 26, 2001 Agreement (i.e., $6,105,000, plus accrued interest at or prior to the time of the closing of such change in control), such change in control would not require the consent of Castle Creek; provided, that the full repurchase price for the Notes is paid in full at or prior to the time of the closing of such change in control.

         The Stipulation and Order requires that on or before December 31, 2001, the Company shall file an amendment to its Form S-3 Registration Statement so that it registers all 1,500,000 of the July 2001 Warrant Shares.

         The foregoing summary of the Stipulation and Order discusses the principal terms thereof and reference is made to the full text of the Stipulation and Order, which is attached as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements

                  Not applicable.

         (b)      PRO FORMA Financial Statements

                  Not applicable.


         (c)      Exhibits


                  Exhibit 4.5 Stipulation and Order, dated December 19, 2001, between Castle Technology Partners LLC and CellPoint Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            CELLPOINT INC.


                            By /s/ PETER HENRICSSON
                               ------------------------------
                               Peter Henricsson
                               President

Date:  December 21, 2001



                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
   4.5                    Stipulation and Order, dated December 19, 2001,
                          between Castle Technology Partners LLC and
                          CellPoint Inc.


EXHIBIT 4.5




UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------x
                                                   :
CASTLE CREEK TECHNOLOGY                                       01 Civ. 9861 (GEL)
PARTNERS LLC,                                      :
                                                              STIPULATION
                                    Plaintiff,     :          AND ORDER

                  - against -                      :

CELLPOINT INC.,                                    :

                                    Defendant.     :
---------------------------------------------------x

         IT IS HEREBY STIPULATED AND AGREED by and between the undersigned parties that:

         WHEREAS, plaintiff Castle Creek Technology Partners LLC ("Castle Creek") filed and served a complaint, dated November 7, 2001 and an amended complaint dated December 13, 2001 (the "Complaint"); and

         WHEREAS, the time for defendant CellPoint Inc. ("CellPoint") to answer, move or otherwise respond to the Complaint has not expired; and

         WHEREAS, the parties desire to stay this action and, subject to the performance of certain conditions set forth herein, settle the claims asserted in the Complaint on the terms and conditions set forth herein;

         1. CellPoint hereby appears in this action by its undersigned counsel and consents to the jurisdiction and venue of this Court.

         2. Castle Creek agrees to stay prosecution of this action, and no defaults shall be deemed to exist under any of CellPoint's agreements or instruments with Castle Creek as a result of events disclosed in the Complaint or otherwise known to Castle Creek as of the date of the parties' execution of this Stipulation and Order, until February 28, 2002, provided that CellPoint is in compliance with this Stipulation and Order and provided further that CellPoint does not breach its agreements and instruments with Castle Creek subsequent to the date of the parties' execution of this Stipulation and Order.

         3. In the event (a) CellPoint timely makes the payments required under Sections 6(a) and 6(b) of this Stipulation and Order, and (b) at the time of making the required payment under Section 6(b), CellPoint is in compliance with all other provisions of this Stipulation and Order and all other agreements or instruments with Castle Creek, then Castle Creek shall dismiss the

Complaint with prejudice; provided, however, that, prior to and subsequent to such dismissal and whether or not such dismissal occurs, all CellPoint's obligations under this Stipulation and Order and all other agreements with Castle Creek (as amended pursuant hereto, as applicable) shall remain in full force and effect and the Court shall retain jurisdiction to enforce this Stipulation and Order. CellPoint shall have thirty (30) days from the date of any event that results in this action not being so dismissed to answer, move or otherwise respond to the Complaint.

         4. The Stock Purchase Warrant dated July 25, 2001 issued by CellPoint to Castle Creek which initially provided for the right to acquire 500,000 shares of common stock, par value $.001 per share ("Common Stock") at an exercise price of $3.14 (the "July 2001 Warrant") is hereby amended as follows:

            (a) The exercise price per share for shares of Common Stock issuable under the July 2001 Warrant ("July 2001 Warrant Shares") is $1.20, subject to further adjustment as set forth in the July 2001 Warrant as amended hereby;

            (b) The number of July 2001 Warrant Shares is 1,500,000, subject to further adjustment as set forth in the July 2001 Warrant as amended hereby; provided that an adjustment in the number of July 2001 Warrant Shares shall be made pursuant to Section 4(d) of the July 2001 Warrant only as a result of an adjustment in the exercise price pursuant to Section 4(c) of the July 2001 Warrant;

            (c) To the extent there is an adjustment in the exercise price for July 2001 Warrant Shares as a result of a Dilutive Issuance (as defined in the July 2001 Warrant) at a price which is less than the Exercise Price on the Measurement Date (as defined in the July 2001 Warrant), which Dilutive Issuance involves Common Stock and warrants being issued for a single purchase price, and which Dilutive Issuance is in compliance with the restrictions sets forth in

Paragraph 11 of the Agreement (as amended by Paragraph 7 of the Amendment), such adjustment shall be calculated by allocating all of the purchase price to the Common Stock and applying the anti-dilution provisions first to the Common Stock and then to the warrants. For example, if a unit of Common Stock and warrants is issued at $1.00 per unit, the anti-dilution provisions shall be applied first as if there was a separate issuance of such Common Stock at $1.00 per share and then a subsequent issuance of such warrant for no consideration;

            (d) The July 2001 Warrant shall be exercisable immediately as to 50% of the July 2001 Warrant Shares and the balance shall be exercisable on July 25, 2002 (or earlier upon certain breaches as specified in the July 2001
Warrant);

            (e) The cashless exercise provisions of the July 2001 Warrant shall not be utilized unless, at the time of the applicable exercise, a registration statement registering the shares issuable upon exercise of the July 2001 Warrant is not effective and available for use without further amendment or supplement; and

            (f) Except as set forth herein, the July 2001 Warrant remains in full force and effect and without modification.

         5. CellPoint shall issue a replacement warrant containing the terms of the July 2001 Warrant as amended (including the above amendments) within ten days after the parties' execution of this Stipulation and Order.

         6. The Amendment, dated as of September 26, 2001 (the "Amendment"), to Note Purchase, Modification and Forbearance Agreement dated as of July 25, 2001 (the "Agreement"), is amended as follows:

            (a) CellPoint shall make a prepayment of the Second Purchase Payment (as defined in Section 1 of the Amendment) on January 31, 2002 in the amount of $200,000 (less the aggregate amount of any prepayments made pursuant to this Section 6 prior to January 31, 2002);

            (b) CellPoint shall make a prepayment of the Second Purchase Payment (as defined in Section 1 of the Amendment) on February 28, 2002 in the amount of $750,000 (less the aggregate amount of any prepayments made pursuant to this Section 6 prior to February 28, 2002);

            (c) CellPoint shall make a prepayment of the Second Purchase Payment (as defined in Section 1 of the Amendment) by the next business day after the closing of each financing after the date of the parties' execution of this Stipulation and Order, in an amount equal to 25% of the gross proceeds of each such financing; provided that the maximum aggregate prepayment that CellPoint shall be required to make pursuant to subsections (a), (b) and (c) of this
Section 6 is $3,000,000;

            (d) A breach of this Stipulation and Order shall constitute a material default under the Agreement for purposes of Paragraph 9 of the Agreement (as amended by Paragraph 6 of the Amendment) provided, that, except as to payments required under subsections (a), (b) or (c) of this Section 6, for purposes of such Paragraph 9, CellPoint shall be deemed to be in compliance with, and shall not be in default under, this Stipulation and Order or its other agreements and instruments with Castle Creek if the default (other than declaration of bankruptcy by CellPoint or failure to pay the Second Purchase Payment on its due date of October 1, 2002) is cured within ten (10) days after Castle Creek has provided written notice of the default to CellPoint (provided that CellPoint has made appropriate timely disclosure of the relevant facts in accordance with applicable legal and contractual obligations); provided further that neither a failure to make the payment required under Section 6(a) or 6(b) or the occurrence of an Event of Default under Section

7.1(f) of the Notes shall, in and of themselves, result in an increase in the amount of the Second Purchase Payment pursuant to Paragraph 3 of the Agreement (as amended by Paragraph 3 of the Amendment); and provided, further, that if CellPoint defaults in making the payment required under Section 6(b), the amount of such payment as to which CellPoint is in default shall be doubled (and such increase shall be a penalty not a prepayment) and shall accrue interest at the rate of twelve (12%) percent commencing February 28, 2002;

            (e) Paragraph 11 of the Agreement (as amended by Paragraph 7 of the Amendment) is amended in clause (b) thereof to substitute "the lesser of: (i) the closing market price on the NASDAQ of the CellPoint Common Stock on the trading day immediately preceding the date of issuance of such equity or equity-equivalent securities or (ii) the average of the daily volume weighted average prices" for "the average of the closing market prices" and to add the following at the end of the first sentence thereof: "provided further that, in the event that (A) CellPoint issues Common Stock and warrants for a single purchase price; and (B) the exercise price of such warrants is at least equal to the exercise price of the July 2001 Warrant, then, the entire purchase price shall be allocated to the Common Stock for purposes of the calculation of the 20% discount pursuant to clause (b) above;

            (f) Upon a change in control of CellPoint prior to October 1, 2002:
(i) the Second Purchase Payment plus accrued interest shall be paid in full at or prior to the time of the closing of such change in control; (ii) Castle Creek shall have the same notification rights as to any such proposed change in control as a stockholder, as well as its rights as a holder of CellPoint's Convertible Note, dated December 6, 2000, held by Castle Creek (the "Convertible Note") (provided that any material disclosures to Castle Creek shall also be made publicly in compliance with Regulation FD promulgated by the Securities and Exchange Commission under the Securities

Act of 1933, as amended); and (iii) such change in control shall not require the consent of Castle Creek, provided that the Second Purchase Payment plus accrued interest is paid in full at or prior to the time of the closing of such change in control; and

            (g) Except as set forth herein, the Amendment remains in full force and effect and without modification.

         7. CellPoint shall cooperate with Castle Creek in the registration process with respect to the Intellectual Property Collateral (as defined in the Intellectual Property Security Agreement dated as of August 20, 2001 made by CellPoint Systems AB ("Systems") and Unwire AB ("Unwire") (the "Swedish IP Agreement") so that such process may be completed as soon as possible with the result that the security interest of Castle Creek in the Intellectual Property Collateral is perfected. CellPoint shall (and shall cause Systems and, to the extent permitted by law, Unwire to): (a) provide all cooperation necessary to accomplish the foregoing, including without limitation any actions or filings necessary with respect to the Patent and Registration Office (as defined in the Swedish IP Agreement), and (b) not obstruct such registration process and the perfection of such security interest in any manner.

         8. The Stock Purchase Warrant dated December 6, 2000 issued by CellPoint to Castle Creek which initially provided for the right to acquire 210,526 shares of Common Stock at an exercise price of $11.40 per share (the "December 2000 Warrant") is hereby amended as follows:

            (a) The exercise price per share for shares of Common Stock issuable under the December 2000 Warrant ("December 2000 Warrant Shares") is $7.75, subject to further adjustment as set forth in the December 2000 Warrant; and

            (b) Except as set forth herein, the December 2000 Warrant remains in full force and effect and without modification.

         9. On or before December 31, 2001, CellPoint shall file a Form S-3/A Registration Statement amending the pending Registration Statement, File No. 333-72604, so that it registers all July 2001 Warrant Shares. On or before December 27, 2001, CellPoint shall provide Castle Creek with a draft of the proposed amended Registration Statement and shall incorporate any reasonable comments made by Castle Creek with respect thereto.

         10. The Notice of Conversion, dated November 16, 2001, submitted by Castle Creek to CellPoint electing to convert $100,000 principal amount of the Convertible Note is hereby rescinded, and the original Note submitted in connection therewith shall be returned by CellPoint to Castle Creek within three days after the date of the parties' execution of this Stipulation and Order.

         11. CellPoint shall file with the U.S. Securities and Exchange Commission a Report on Form 8-K under Item 5 thereof with respect to the terms of this Stipulation and Order within three business days after the parties' execution of this Stipulation and Order, which Form 8-K shall attach this Stipulation and Order as an exhibit thereto. CellPoint shall provide Castle Creek with a draft of the proposed Form 8-K at least one day prior to filing and shall incorporate any reasonable comments made by Castle Creek with respect thereto.

         12. Except as may be otherwise required by applicable law, no press release regarding this Stipulation and Order shall be issued without the prior approval of Castle Creek, which approval shall not be unreasonably withheld or delayed.

         13. Neither party hereto shall be considered the "drafter" of this Stipulation and Order.

         14. This Stipulation and Order is deemed to have been negotiated, executed and performed in the State of New York and shall be governed by New York law.

         15. Except as explicitly set forth herein, all agreements and instruments between CellPoint and Castle Creek remain in full force and effect without modification, including without limitation: Securities Purchase Agreement, dated as of December 6, 2000; Convertible Notes, dated December 6, 2000, in the original aggregate principal amount of $10 million; Registration Rights Agreement, dated as of December 6, 2000; and the Agreement, as amended by the Amendment.

         16. This Stipulation and Order may be executed in counterparts and the parties shall be fully bound by this Stipulation and Order immediately upon the parties' execution hereof regardless of when or whether the Court "so orders" this Stipulation and Order.

Dated: New York, New York
       December 19, 2001

                                        WOLF, BLOCK, SCHORR
                                        and SOLIS-COHEN LLP

                                              /s/ Kenneth G. Roberts
                                        By:_________________________________
                                            Kenneth G. Roberts (KR 6960)
                                            Attorneys for Plaintiff
                                            250 Park Avenue
                                            New York, New York 10177
                                            (212) 986-1116

                                        CONWAY & CONWAY


                                              /s/ Fred Van Remortel
                                        By:_________________________________
                                            Fred Van Remortel (FVR - 9553)
                                            Attorneys for Defendant
                                            666 5th Avenue
                                            16th Floor
                                            New York, NY 10103
                                            (212) 938-7591


                                        CASTLE CREEK TECHNOLOGY PARTNERS LLC

                                        By:  Castle Creek Partners LLC, as agent

                                             /s/ Michael Spolan
                                        By:_________________________________
                                                 Michael Spolan
                                                 Managing Director

                                        CELLPOINT INC.

                                              /s/ Lynn Duplessis
                                        By:_________________________________
                                              Name: Lynn Duplessis
                                              Title:  Director


                       [Signatures Continued on Next Page]



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                                       [Signature Continued From Previous Page]

SO ORDERED:



------------------------------
Gerard E. Lynch
United States District Judge

Date:

Time: